Exhibit 10.3

[Chinese to English translation]

Lingshi Xinghai Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by
Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
(Party A)
And
Taiyuan Yiwei Magnesium Industry Co., Ltd.
 (Party B)
And
Lingshi Xinghai Magnesium Industry Co. Ltd.
(Target Company)
China Direct Industries, Inc.
And
CDI China, Inc.
And
Pine Capital Enterprises, Inc.
And
Yuwei Huang
January 12, 2012

This amendment (the “Amendment”) was entered by and between the following parties on January 12, 2012 by:
(a) Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., a limited liability company formed and existing under the laws of China with registered address at Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China.
Authorized Representative of Party A: Yuejian Wang
Title：Chairman
Nationality: U.S. Citizen

(b) Party B: Taiyuan Yiwei Magnesium Industry Co., Ltd, a limited liability company formed and existing under the laws of China with registered address at Yangqu County, Nitun Town, Fujiayao Village, the office address is 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China.
Authorized Representative of Party B: Yuwei Huang
Title: Chairman
Nationality: China

(c)
Target Company: Lingshi Xinghai Magnesium Industry Co., Ltd., a limited liability company formed and existing under the laws of the China with registered address at ZhijiaZhuang Village, Duanchun Town, Lingshi County, JinZhong City, Shanxi Province, China

Authorized Representative of the Target Company: Xiangyun Zhai
Title：Chairman
Nationality: China

(d)	CDII: China Direct Industries, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(e)	CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(f)
Pine Capital: Pine Capital Enterprises, Inc., a limited liability company formed and existing under the laws of the Cayman Islands with its registered address at 51, 5th Fl, Britannia House, Jalan Cator BS8811, BSB Brunei Darassalam.

Name: Xiaorui Su
Title: Executive Director
Nationality: China

(g) Yuwei Huang
Nationality: China

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Lingshi Xinghai (“Target Company”) 100% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011.

I.
The clause in regards to the closing date under Section 4.3 of the Original Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in the Original Agreement and replace it with:

4.3.1 Closing:   The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

II.
If there is dispute between this Amendment and the Original Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

III.	This Amendment shall have fourteen copies of the same format, each party holds two copies.

Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Party B: Taiyuan Yiwei Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title:
Nationality:

Target Company: Lingshi Xinghai Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title:
Nationality:

China Direct Industries, Inc.
Signature: /s/  James (Yuejian) Wang
Printed Name: James (Yuejian) Wang English Name:
Title:
Nationality:

CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Pine Capital Enterprises Inc.
Signature: /s/ Xiaorui Su
Printed Name: Xiaorui Su
English Name:
Title:
Nationality:

Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality: